UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2018

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 29, 2018, Intercontinental Exchange, Inc. (“ICE”) issued a press release announcing that it had entered into a Limited Liability Company Interest Purchase Agreement (the “TMC Purchase Agreement”) with TheDebtCenter, L.L.C. (“Holdco”) and its current members (the “Sellers”) pursuant to which ICE has agreed to acquire TMC Bonds LLC (“TMC”) through the purchase of all of the issued and outstanding limited liability company membership interests in Holdco, the direct parent company of TMC.

The purchase price payable by ICE for TMC at the closing of the transaction is $685,000,000 in cash subject to a customary adjustment for working capital of TMC. The consummation of the transaction is subject to the satisfaction of customary closing conditions and receipt of certain regulatory clearances, including from the Financial Industry Regulatory Authority, Inc. and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The TMC Purchase Agreement contains customary representations, warranties, covenants and closing conditions.

The TMC Purchase Agreement provides each of ICE and the Sellers with certain termination rights, including if the transaction has not been consummated prior to the “outside date”, which is extendable by ICE in certain circumstances to the date that is 14 months after the execution of the TMC Purchase Agreement. ICE is obligated to pay the Sellers a termination fee if the TMC Purchase Agreement is terminated in certain circumstances where antitrust approval has not yet been obtained. Depending on the timing and circumstances of the termination, the termination fee may range in amount from $27,400,000 to $102,750,000.

The transaction is expected to close in the second half of 2018, subject to obtaining the required regulatory approvals.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

99.1       Press Release dated May 29, 2018.

___________________

Forward-Looking Statements – Certain statements in this Current Report on Form 8-K may contain forward-looking information regarding ICE’s business that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those set forth in the forward-looking statement. For a discussion of such risks and uncertainties, see ICE’s Securities and Exchange Commission filings, including, but not limited to, the risk factors in ICE’s Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the Securities and Exchange Commission on February 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINETAL EXCHANGE, INC.

/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
Senior Vice President, Associate General Counsel

Date: May 30, 2018